UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2006
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

1280 Maryland Avenue, SW
Suite 280
Washington, D.C.	20024
(Address of principal executive offices)	(Zip Code)
(202) 863-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information being furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition”, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section; nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
On November 7, 2006, Republic Property Trust (“Trust”) issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2006. The press release referred to a supplemental information package that is available free of charge on the Trust’s website. The press release and supplemental information package are incorporated by reference herein and attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1, Exhibit 99.2 and in the other SEC reports of Republic Property Trust, including that actual events or results may differ materially from those in the forward-looking statements.
Additionally, Exhibits 99.1 and 99.2 contain various non-GAAP financial measures as defined by Regulation G. Reconciliations of each non-GAAP financial measure to its comparable GAAP financial measure can be found in the press release and in the supplemental information package.
Item 7.01 Regulation FD Disclosure.
The information being furnished pursuant to this “Item 7.01 Regulation FD Disclosure”, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” with the SEC for any purpose including Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section; nor shall such information be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.
As discussed in Item 2.02 above, on November 7, 2006, the Trust issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2006. It also placed a supplemental information package on its website.
This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1, Exhibit 99.2 and in the other SEC reports of Republic Property Trust, including that actual events or results may differ materially from those in the forward-looking statements.
Additionally, Exhibits 99.1 and 99.2 contain various non-GAAP financial measures as defined by Regulation G. Reconciliations of each non-GAAP financial measure to its comparable GAAP financial measure can be found in the press release and in the supplemental information package.
Item 8.01 Other Events.
     As previously disclosed, the Audit Committee of our Board of Trustees commenced an internal review following:
(i)     the filing of federal criminal fraud and corruption charges, which charges arose from activities that were unrelated to Republic Property Trust or any of its affiliates, against Raymond Liberti, a city commissioner in West Palm Beach, Florida (the “City”) and his subsequent resignation as a commissioner of the City;
(ii)     the City’s mayor’s public statements that Republic Properties Corporation, a private corporation wholly owned by Richard L. Kramer (our Chairman of the Board of Trustees) and Steven A. Grigg (our Vice Chairman of the Board of Trustees and President and Chief Development Officer), had executed a consulting agreement with Raymond Liberti;
(iii)     our learning that Republic Property Trust may have benefited from certain votes cast by Mr. Liberti while he was a paid consultant of Republic Properties Corporation;
(iv)     certain discussions with the City’s representatives relating to the Professional Services Agreement (the “PSA”), the agreement under which we were providing fee-based development services to the City to design, develop and construct the City Center at West Palm Beach (the “Project”); and
(v)     our understanding that a Florida state grand jury is reviewing the City’s procurement process.
Following the internal review, the Audit Committee retained independent counsel to conduct an internal investigation into these issues. The scope of the internal investigation was to investigate the dealings between Republic Property Trust, any related persons or entities, and Mr. Liberti, and any other matters relating to possible violations of law, contract and governance or ethical standards related thereto. Further, due to the City’s purported termination of the PSA in May 2006, we entered into discussions with the City to pursue an assignment and mutual release.
     As previously disclosed in a Form 8-K filed on October 20, 2006, on October 19, 2006, Republic WPB LLC, entered into an assignment agreement with mutual releases (the “Assignment Agreement”) with the West Palm Beach Community Redevelopment Agency, acting for itself and on behalf of the City (together, “CRA”). Under the terms of the Assignment Agreement, the PSA has been terminated. Among other things, pursuant to the terms of the Assignment Agreement:
•	We have no further involvement in the Project;

•	Republic WPB LLC, a subsidiary of our operating partnership, conveyed all of its rights under the PSA, and the CRA accepted all of such rights and assumed all of our obligations and liabilities under such agreement;

•	We and the CRA expressly and unconditionally released each other from any and all claims, demands, suits, or causes of actions, of any kind or nature relating to the Project, including, but not limited to, those arising out of or related to the PSA; and

•	We agreed to execute mutual releases with each of our architect, general contractor and certain of our subcontractors.
We had previously written-off the $0.2 million intangible asset associated with the PSA; consequently, entering into the Assignment Agreement did not have any additional impact on our financial statements or results of operations.
     On October 31, 2006, the Audit Committee received the final report of independent counsel. The Audit Committee’s investigation uncovered no wrongdoing or impropriety on the part of Republic Property Trust. Notwithstanding the independent counsel’s determination that Republic Property Trust did not commit any wrongdoing, counsel to the Audit Committee noted that certain conduct described in the report could implicate “tone at the top” considerations which could have an impact on our ability to maintain effective controls and procedures. Accordingly, the Audit Committee recommended certain actions, including that Republic Property Trust seek to resolve certain matters with Messrs. Richard Kramer and Grigg, including their service as Chairman and Vice Chairman of our Board of Trustees, respectively, and as members of our Board of Trustees, as well as Mr. Grigg’s employment by us. The Audit Committee continues to consider the recommendations, and our Board of Trustees has not taken any definitive action concerning the investigation or the recommendations of the Audit Committee’s independent counsel. At the direction of the Board, we are currently attempting to pursue discussions with Mr. Grigg regarding the potential for a negotiated termination of his employment and his employment agreement with us and are pursuing discussions with Messrs. Richard Kramer and Grigg regarding their positions on our Board of Trustees. Counsel to Mr. Richard Kramer and Mr. Grigg, in separate communications, have asserted that the report of counsel to the Audit Committee contains inaccurate or misleading statements, and counsel to Mr. Grigg alleges that we have constructively terminated the employment of Mr. Grigg. We believe these assertions are without merit. In the event that the discussions with Messrs. Richard Kramer and Grigg are not resolved to the Board’s satisfaction, our Board of Trustees may determine that it is in our best interest and in the best interest of our shareholders to take any actions necessary to continue to ensure an appropriate “tone at the top” of Republic Property Trust. While our Board has the power to remove and/or replace Messrs. Richard Kramer and Grigg as Chairman and Vice Chairman of our Board, under our Declaration of Trust and Maryland law only our shareholders have the right to remove members of our Board of Trustees.
     As previously disclosed, we have entered into agreements with related parties that grant us the option to acquire Republic Square I, Republic Square II and Portals III, three Class A trophy office buildings located in Washington, D.C. The terms of these agreements allow us to exercise our initial option to purchase a property during a period beginning from the receipt of a certificate of substantial completion and continuing until 60 days prior to the maturity (including any extensions) of any construction loans on the property. The option agreements contain provisions that permit the seller to terminate an agreement if a change in control of our company occurs. The agreements define a change of control as, among other things, if Messrs. Richard Kramer and Grigg cease to be trustees for any reason other than (i) death or voluntary resignation, (ii) removal for cause in accordance with our Declaration of Trust or (iii) resignation following a termination of employment for “Cause” as that term is defined by any applicable employment agreement.
     Counsel to Mr. Richard Kramer and Mr. Grigg, have also threatened litigation due to certain actions taken by our Audit Committee and Board of Trustees, including the actions taken in connection with the internal investigation, which litigation may (i) delay and, if adversely determined, prevent Republic Property Trust’s exercise of its options to purchase the three properties or (ii) have a negative impact on our cash flows and operating results. We believe that the legal and factual basis for any such claims are without merit and do not believe that any actions to date affect our ability to enforce any of our related party agreements, including, but not limited to, the option agreements. We cannot guarantee that other risks (including, but not limited to, the risk of future litigation or the risk that one or more of the option properties is not ultimately developed or leased to the appropriate level) may not jeopardize our ability to acquire the option properties or enforce our related party agreements.
Private Securities Litigation Reform Act of 1995. Various statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks; potential environmental and other liabilities; our ability to pay our estimated distribution at its current rate; the impact of potential management changes; the Company’s ability to acquire its option properties; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which discusses these and other factors that could adversely affect the Company’s results. The Company does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release regarding the fiscal quarter ended September 30, 2006.

99.2	Third Quarter 2006 Supplemental Operating and Financial Data (Unaudited).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST
Date: November 7, 2006	By:	/s/ Michael J. Green
By: Michael J. Green
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release regarding the fiscal quarter ended September 30, 2006.

99.2	Third Quarter 2006 Supplemental Operating and Financial Data (Unaudited).